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                                                           EXHIBIT (10)(ii)

                             AMENDMENT NO. 1

                                   to

               SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT


                             October 6, 1993




  Jerome J. Meyer
  24790 SW Big Fir Road
  West Linn, Oregon  97068                                      Executive


  Tektronix, Inc.
  an Oregon corporation
  26600 SW Parkway
  Wilsonville, Oregon  97070                                    Tektronix


           The Supplemental Executive Retirement Agreement dated October 24, 1990 is amended as follows to reflect the Split Dollar Life Insurance Agreement between the parties dated as of October 6, 1993.

      1.   Split Dollar Offset.

           1.1  In 3.1, (f) and (g) are revised to read as follows:

                     (f)  "Offsetting Benefits" are Prior Plan
                  Benefit, Pension Plan Benefit,Retirement
                  Equalization Plan Benefit, and Split Dollar Benefit.

                     (g)  "Prior Plan Benefit" is $32,427, which
                  represents the annual benefit payable to Executive
                  from his prior employer's retirement plans,
                   including both tax-qualified plans and any
                  nonqualified plan or arrangement providing a
                  supplemental or excess retirement benefit to Executive.

           1.2  A new 3.1 (j) is added as follows:

                     (j) "Split Dollar Benefit" means the benefit payable to Executive through insurance under the Split Dollar Life Insurance Agreement dated as of October 6, 1993 between Executive and Tektronix adjusted as follows:

                          (1)  If a lump sum benefit is
                       paid at death, it will be converted
                       under 3.3 as though it were paid to
                       Executive the day before death.

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                          (2)  If Executive terminates
                       before age 64 and defers the start of
                       the Split Dollar Benefit, the offset
                       will be correspondingly deferred until
                       not later than age 64.

                          (3)  If the Split Dollar
                       insurance lapses because a premium is
                       not paid, the offset shall be increased
                       as though the premium had been paid.

           1.3  Paragraphs 3.2 and 3.3 are changed to read as follows:

                3.2 Except for the offsetting Split Dollar Benefit, the Basic Benefit shall be calculated at the time of Executive's termination of employment, adjusting all values actuarially to the Normal Commencement Date. Accruals of Offsetting Benefits (other than the Split Dollar Benefit) after Normal Commencement Date shall be disregarded, but actual vesting to the date of calculation shall apply.

                3.3 If an Offsetting Benefit is provided in a form or starting at a time other than a single life annuity for the life of Executive commencing at age 62, the following shall apply:

                     (a)  Subject to (b) below, the amount
                  of the offset shall be adjusted to a single life annuity for Executive's life, payable at Normal Commencement Date, that is the actuarial equivalent of the Offsetting Benefit Executive is entitled to receive.

                     (b) The Split Dollar Benefit offset shall be calculated as of the later of the following:

                          (1)  The Normal Commencement
                       Date.

                          (2)  The earlier of age 64 or
                       the date the Split Dollar Benefit
                       starts.

      2.   Effective Date.

           This Amendment shall be effective as of October 6, 1993.




                Executive           /s/ Jerome J. Meyer
                                        Jerome J. Meyer




                Tektronix           TEKTRONIX, INC.





                                    By /s/ Andrew V. Smith
                                    Andrew V. Smith
                                    Chairman, Organization and
                                    Compensation Committee